UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 29, 2021

Altice USA, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

001-38126		38-3980194
(Commission File Number)		(IRS Employer Identification Number)

1 Court Square West
Long Island City,	New York	11101
(Address of principal executive offices)		(Zip Code)

(516) 803-2300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ATUS	New York Stock Exchange

Item 8.01    Other Events
On April 29, 2021, CSC Holdings LLC, a Delaware limited liability company (the “Issuer”), an indirect wholly-owned subsidiary of Altice USA, Inc., successfully priced an offering (the “Offering”) of (i) $1,500.0 million in aggregate principal amount of senior guaranteed notes due 2031 (the “Senior Guaranteed Notes”) and (ii) $500.0 million in aggregate principal amount of senior notes due 2031 (the “Senior Notes” and together with the Senior Guaranteed Notes, the “Notes”).
The Senior Guaranteed Notes will bear interest at a rate of 4.500% and will pay interest semi-annually in arrears on May 15 and November 15 of each year, beginning on November 15, 2021. The Senior Notes will bear interest at a rate of 5.000% and will pay interest semi-annually in arrears on May 15 and November 15 of each year, beginning on November 15, 2021. Each of the Senior Guaranteed Notes and the Senior Notes will mature on November 15, 2031. The Issuer and each of its subsidiaries that will guarantee the Senior Guaranteed Notes entered into a purchase agreement on April 29, 2021 with the representative of the initial purchasers named therein, related to the issuance and sale of the Notes.
The proceeds from this Offering, together with cash on balance sheet, are expected to be used to (i) redeem in full the Issuer’s outstanding $1,498.8 million aggregate outstanding principal amount of 5.500% Senior Guaranteed Notes due 2026, (ii) repay $500.0 million outstanding borrowings drawn under the Revolving Credit Facility, and (iii) in each case, pay the fees, costs and expenses associated with these transactions.
The Offering for the Notes is expected to close on or about May 13, 2021, subject to customary closing conditions. The Notes are being sold in a private placement only to qualified institutional buyers pursuant to Rule 144A and to non-U.S. persons pursuant to Regulation S under the U.S. Securities Act of 1933, as amended, subject to prevailing market and other conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Dated: April 29, 2021	By:	/s/ Michael E. Olsen
Michael E. Olsen
Executive Vice President, General Counsel and Secretary